SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C.  20549


                                 FORM 8-K


                PURSUANT TO SECTION 12(b) OR (g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported):      June 3, 1998

                      FOUNTAIN POWERBOAT INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)


        NEVADA                        0-14712               56-1774895
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)


             1653 Whichard's Beach Road,   Post Office Drawer 457
             Washington, North Carolina                     27889
       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:      (252) 975-2000

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Item 5.  Other Events.

     On June 9, 1998, an Order was entered in the United States District Court for the Eastern District of North Carolina concerning a settlement among the parties in a lawsuit involving the Registrant's chief operating subsidiary, Fountain Powerboats, Inc., Mark Spencer, Spencer Communications, and Michael Jordan. A description of this litigation is contained in the Registrant's Annual Report on Form 10-K, filed with the Commission on October 14, 1997, which is incorporated by reference herein.

     On June 16, 1998, a court-mediated settlement was reached among the Registrant and Gary D. Garbrecht, Marcia K. Garbrecht, and Mach Performance, Inc. of a lawsuit filed by the Registrant in the United States District Court for the Eastern District of North Carolina; the settlement also will conclude another suit filed by the Registrant in Beaufort County Superior Court, Washington, North Carolina, against an affiliate of the Garbrechts, P.R.O.P. Tour, Inc. A description of the litigation is contained in the Registrant's Annual Report on Form 10-K filed with the Commission on October 14, 1997, which is incorporated by reference herein.

     On June 15, 1998, Registrant engaged CIBC Oppenheimer Corp. ("Oppenheimer") to assist the Registrant in evaluating its strategic alternatives to maximize shareholder value, pursuant to an agreement between the two parties for such services. On June 25, 1998, the Registrant issued a press release concerning its engagement of Oppenheimer, a copy of which is included as an exhibit to this Report and is incorporated by reference herein.

     The Registrant's Board of Directors has approved a change in the Registrant's stock transfer agent and registrar to Firstar Trust Company, Milwaukee, Wisconsin ("Firstar"). Firstar will replace the Registrant's current stock transfer agent and registrar, Registrar and Transfer Company, New York, New York. The Registrant currently is in the process of effecting such change, which is projected to be effective on June 30, 1998.

     The Board of Directors of the Registrant on June 3, 1998, elected officers of the Registrant and its operating subsidiary, Fountain Powerboats, Inc., and elected four of its outside directors as the members of Registrant's Audit Committee, as follows:

  Officers:

  Reginald M. Fountain, Jr. - Chairman, President and Chief Executive Officer Donald J. Abel - Vice President, Chief Operating Officer and General Manager Gary G. Baltz, Jr. - Vice President/Sales
  Joseph F. Schemenauer - Vice President/Finance and Chief Financial Officer Blanche C. Williams - Secretary/Treasurer
  Carol J. Price - Assistant Secretary

  Audit Committee:

  Darryl M. Diamond, M.D.
  George L. Deichmann, III
  Craig F. Goess
  Federico Pignatelli


                                        2
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Item 7.  Financial Statements and Exhibits.

         The following Exhibits are included in this Report.

         Exhibit No.	             Description of Exhibit
      _______________       _____________________________________
             99	             Copy of Registrant's press release
                             pertaining to the engagement of CIBC
                             Oppenheimer Corp.



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                                SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 25, 1998

                                   FOUNTAIN POWERBOAT INDUSTRIES, INC.


                                   By:  /s/  JOSEPH F. SCHEMENAUER
                                       ______________________________
                                           Joseph F. Schemenauer
                                           Vice President,
                                           Chief Financial Officer,
                                           and Designated Principal
                                           Accounting Officer




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